                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 3,295,749.70

RECEIPTS:
     1. Receipts from Operations                                                $            -
        Intercompany Receipts                                                   $    42,176.92
     2. Other Receipts                                                          $            -
                                                                                --------------

TOTAL RECEIPTS                                                                  $    42,176.92

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)

         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses                                            $            -
            Clearing of previously voided checks                                $            -
            U.S. Trustee Fees                                                   $       250.00
            Computer Access/Hosting Services                                    $            -
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $       250.00
Less:  Disbursements by Parent or Affiliate                                     $      (250.00)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $    42,176.92

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN WxC/WAXS                                                      $   110,913.25
ENDING BALANCE IN B of A Checking                                               $ 3,227,013.37

                                                                                --------------
                                                ENDING BALANCE                  $ 3,337,926.62
                                                                                ==============

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                   For the Month Ending: May 31, 2004

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        WAXS - WorldXChange
Account Number:      3299991275

  DATE RECEIVED               DESCRIPTION                    AMOUNT
  -------------               -----------                  ------------
7/9/2004                   FCI-Sweden Estate                  42,176.92
                                                            -----------
                                                     Total  $ 42,176.92
                                                            ===========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF INVENTORY
    Beginning Inventory                           $            -
    Add: purchases                                $            -
    Less: goods sold                              $            -
                                                  --------------
    Ending inventory                              $            -
                                                  ==============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                 $            -
    Payroll taxes due but unpaid                  $            -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                          Date regular         Amount of              Number of              Amount of
    Name of Creditor/Lessor              payment is due      regular payment     Payments Delinquent    Payments Delinquent
Imperial Premium Finance                    Monthly                 8,798.52              -                              -
Storage West Self Storage                   Monthly                   209.00         See Note 1                      27.87
Storage West Self Storage                   Monthly                    99.00         See Note 1                      13.20
Associated Storage                          Monthly                 2,149.98         See Note 1                     286.66
Bay 602 Corporation                         Monthly                 9,817.39         See Note 1                   1,308.99
Reynolds Family Properties                  Monthly                 4,448.00         See Note 1                     593.07
Reynolds Family Properties                  Monthly                23,792.49         See Note 1                   3,172.33
Doral Plaza Associates                      Monthly                 9,660.00         See Note 1                   1,288.00
Colonial Parking                            Monthly                   378.00         See Note 1                      50.40
23223 Bryan St. Limited Partnership         Monthly                16,941.16         See Note 1                   2,258.82
Central Parking Systems                     Monthly                   700.00         See Note 1                      93.33
Currie Samuelson                            Monthly                 1,200.00         See Note 1                     160.00
Currie Samuelson                            Monthly                34,516.00         See Note 1                   4,602.13
Downtown Properties                         Monthly                10,850.00         See Note 1                   1,446.67
Hudson Telegraph                            Monthly                12,206.25         See Note 1                   1,627.50
Okada International                         Monthly                 2,601.03         See Note 1                     346.80
One Wilshire Arcade Imp.                    Monthly                 6,147.03         See Note 1                     819.60
Rockrose Development                        Monthly                 2,848.25         See Note 1                     379.77
Scripps Ranch Landscape                     Monthly                 1,000.00         See Note 1                     133.33
Pacific Guardian Center                     Monthly                 4,707.32         See Note 1                     627.64
Wells Fargo Financial Leasing Co.           Monthly                   279.88              -                              -
Newcourt Leasing                            Monthly                 1,871.90              -                              -
Greater San Diego Air                       Monthly                 2,246.00         See Note 1                     299.47
Finova Loan Admin. Inc                      Monthly                11,825.07         See Note 1                   1,576.68
CIT Group                                   Monthly                 8,117.96              -                              -
Dana Commercial Credit                      Monthly                14,734.93         See Note 1                   1,964.66
Danka Financial Services                    Monthly                16,705.50              -                              -
Danka Financial Services                    Monthly                   378.16         See Note 2                     428.58
Data Sales Co., Inc                         Monthly                58,663.13         See Note 1                   7,821.75
IBM Corporation                             Monthly                56,452.32              -                              -
Advanta Leasing Services                    Monthly                 1,374.62              -                              -
Premier Computer Sales                      Monthly                 7,151.17         See Note 1                     953.49
Siemens Credit LTD                          Monthly                45,360.11         See Note 2                  51,408.12
Telogy, Inc.                                Monthly                 6,482.29         See Note 1                     864.31
Telecommunications Finance Group            Monthly             1,013,115.84         See Note 2               1,148,197.95
Union Bank of CA., N.A.                     Monthly                61,133.27         See Note 1                   8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF AGED RECEIVABLES

                                                               3RD PARTY         INTERCOMPANY             TOTAL
                                                             --------------     --------------       --------------
ACCOUNTS RECEIVABLE
     Beginning of month balance                              $            -     $ 2,402,758.04       $ 2,402,758.04
     Add: Receipts by parent/affiliates                      $            -     $            -       $            -
     Add: customer credits                                   $            -     $            -       $            -
     Add: intercompany activity                              $            -     $            -       $            -
     Less: collections                                       $            -     $   (42,176.92)      $   (42,176.92)
     Less: offsets                                           $            -     $            -       $            -
     Less: application of customer deposits                  $            -     $            -       $            -
     Less: sale of receivables to I-Link                     $            -     $            -       $            -
                                                             --------------     --------------       --------------
     End of month balance                                    $            -     $ 2,360,581.12       $ 2,360,581.12
                                                             ==============     ==============       ==============

0-30 Days             31-60 Days           61-90 Days           Over 90 Days           End of Month Total
---------             ----------           ----------           ------------           ------------------
$       -             $        -           $        -           $          -           $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                3RD PARTY        INTERCOMPANY             TOTAL
                                                             --------------     --------------       ---------------
     Beginning of month balance                              $ 8,701,417.24     $ 6,267,463.73       $ 14,968,880.97
     Add: sales on account**                                 $       250.00     $            -       $        250.00
     Add: collections on behalf of I-Link                    $            -     $            -       $             -
     Add: intercompany activity
       Expenses paid directly by Parent or Affiliate         $      (250.00)    $       250.00       $             -
       Net cash advanced by Parent                           $            -     $            -       $             -
       Credit extended by Parent or Affiliate                $            -     $            -       $             -
       Amounts collected by Parent                           $            -     $            -       $             -
     Less: Invoicing to I-Link                               $            -     $            -       $             -
     Less: remittances to I-Link                             $            -     $            -       $             -
     Less: payments                                          $            -     $            -       $             -
                                                             --------------     --------------       ---------------
     End of month balance                                    $ 8,701,417.24     $ 6,267,713.73       $ 14,969,130.97
                                                             ==============     ==============       ===============

0-30 Days             31-60 Days           61-90 Days          Over 90 Days           End of Month Total
---------             ----------           ----------          ------------           ------------------
$       -             $        -           $        -         $ 8,701,417.24            $ 8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.   Federal income taxes              Yes (X)                No ( )

2.   FICA withholdings                 Yes (X)                No ( )

3.   Employee's withholdings           Yes (X)                No ( )

4.   Employer's FICA                   Yes (X)                No ( )

5.   Federal unemployment taxes        Yes (X)                No ( )

6.   State income tax                  Yes (X)                No ( )

7.   State employee withholdings       Yes (X)                No ( )

8.   All other state taxes                See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          __________________________________
                                          For the Debtor In Possession

                                          Michael F. Mies
                                          Designated Officer

                                 OPERATING REPORT